UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2017

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2017, Super Micro Computer, Inc. (the “Company”) received a notification letter (the “Letter”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1), as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2017 and its continued delay in filing its Annual Report on Form 10-K for the period ending June 30, 2017 (the “Form 10-K”). The Company previously submitted a plan of compliance to Nasdaq on November 10, 2017 (the “Plan) with respect to its delay in filing the Form 10-K (the “Initial Delinquent Filing”). Upon review of the Company’s Plan and in connection with this additional delinquency, the Letter requires that the Company submit an update to the Plan by November 30, 2017 (the “Revised Plan”). The Letter has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Select Market. If the Revised Plan is submitted and accepted, the Company could be granted up to 180 days from the due date of the Initial Delinquent Filing, or March 12, 2018, to regain compliance. If NASDAQ does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a NASDAQ hearings panel.

As previously disclosed by the Company, additional time is needed for the Company to compile and analyze certain information and documentation and finalize its financial statements as of and for the year ended June 30, 2017, as well as complete a related audit committee investigation, in order to permit the Company’s independent registered public accounting firm to complete its audit of the financial statements and the Company’s internal controls over financial reporting as of June 30, 2017. The Form 10-Q cannot be completed and filed until the Form 10-K is completed and filed. The Company is unable at this time to provide a date as to when the financial statements, the audit committee investigation and the following audit and review will be completed.

On November 20, 2017, the Company issued a press release announcing the receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated November 20, 2017 announcing receipt of non-compliance letter from Nasdaq related to delayed filing of Form 10-Q and Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: November 20, 2017	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated November 20, 2017 announcing receipt of non-compliance letter from Nasdaq related to delayed filing of Form 10-Q and Form 10-K.